Investor Presentation (NASDAQ: DCTH) January 2013 Exhibit 99.1

2 DELCATH SYSTEMS, INC
Forward-looking Statements
Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the
Company or on its behalf. This presentation contains forward-looking statements, which are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to, uncertainties relating to: timing of completion of the FDA’s review of our NDA, the extent to which the FDA may request additional information or data and our ability to provide the same in a timely manner, acceptability of the Phase 1, 2 and 3 clinical trial data by the FDA, FDA approval of the Company's NDA for the treatment of metastatic ocular melanoma to the liver, adoption, use and resulting sales, if any, for the chemosaturation system in the United States, adoption, use and resulting sales, if any, for the Hepatic CHEMOSAT delivery system in the
EEA, our ability to successfully commercialize the chemosaturation system in various markets and the potential of the chemosaturation system as a treatment for patients with cancers in the liver, the timing and our ability to successfully enter into strategic partnership and distribution arrangements in foreign markets including Australia and key Asian markets and resulting sales, if any, from the same, patient outcomes using the Generation 2 system, approval of the current or future chemosaturation system for other indications and/or for use with various chemotherapeutic agents, actions by the
FDA or other foreign regulatory agencies, our ability to obtain reimbursement for the CHEMOSAT system in various markets, submission and publication of the Phase II and III clinical trial data, the timing and results of research and development projects, the timing and results of future clinical trials including the initiation of clinical trials in key Asian markets with the Hepatic CHEMOSAT Delivery System device for intra-hepatic arterial delivery and extracorporeal filtration of doxorubicin, approval of the Hepatic CHEMOSAT Delivery System to delver and filter doxorubicin in key Asian markets and adoption, sales, if any, and patient outcomes using the same, the timing, price and use, if any, of the committee equity financing facility with Terrapin, the timing and use, if any, of the line of credit from SVB and our ability to access this facility and uncertainties regarding our ability to obtain financial and other resources for any research, development and commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise these forward-
looking statements to reflect events or circumstances after the date they are made.

3 DELCATH SYSTEMS, INC
Investment Considerations
Concentrating the Power of Chemotherapy
• Commercial stage company focused on oncology
• Proprietary CHEMOSAT delivery systems allow unique whole organ therapy for the liver
• CHEMOSAT system has demonstrated extension of progression free survival
• Addressing large unmet market need for cancer patients who usually die of liver failure
• 2013 estimated addressable market opportunity of $2.3 billion
• Expanding clinical data expected to broaden clinical use and indication
• On the cusp of realizing the potential:
o
EU commercial launch underway
o
Reimbursement in additional key EU markets expected in Q1
o
U.S. NDA under review – PDUFA date June 15, 2013
• Attractive financial model, $80 million in available resources and experienced management team to execute plan

Blood Return
Catheter
Chemo
Filtration
CHEMOSAT
Chemo Isolation
(Balloon) Catheter
Liver
Veno-veno
Bypass Pump
Chemo Delivery
Catheter

4 DELCATH SYSTEMS, INC
The Delcath CHEMOSAT System
Minimally Invasive, Repeatable Liver Procedure That Could Complement Systemic Therapy
1. ISOLATE
2. SATURATE
3. FILTRATE
• Improves disease
control in the liver
• Treats entire liver
(macro and micro)
• Controls systemic
toxicities
• Allows for over 100x
effective dose
escalation at tumor
site
Chemosaturation

5 DELCATH SYSTEMS, INC
Melanoma Liver Metastases
A Great Demonstration of CHEMOSAT’s Potential
• A challenging histology
• Notoriously insensitive to
systemic chemotherapy and
focal interventions
• CHEMOSAT has
demonstrated ability to extend
progression free survival
Our Opportunity
• Ability to achieve ultra-high concentrations of chemotherapy that are effective on a wide variety of cancers in the liver
• Physicians are recognizing the broad applicability of CHEMOSAT, based on early EU experience

6 DELCATH SYSTEMS, INC
Clinically Differentiated Results
• Phase 1, 2 and 3 trials produced positive results in multiple histologies
• Melanoma Liver Mets
o
Positive Phase 3 results in hepatic metastatic melanoma
o
n=93 (90% ocular melanoma, 10% cutaneous melanoma)
• Neuroendocrine Tumor (NET) Liver Mets
o
mNET cohort in Phase 2 trial showed encouraging 42% objective response rate
(ORR) vs ~10% for approved targeted therapy
o
median overall survival of ~32 months on ITT basis
• Hepatocellular Carcinoma (HCC)
o
Positive signal with high-dose melphalan in HCC cohort of Phase 2 trial (5/8 patients)
is encouraging when approved systemic therapies have modest efficacy and challenges with tolerability
• Colorectal Cancer (CRC) Liver Mets
o
Data from surgical Isolated Hepatic Perfusion (IHP) with melphalan indicates strong potential in well-defined patient population with earlier stage CRC yielding ~50-60%
median response rate and median OS of 17.4-24.8 mos
• Safety profiles consistent with pivotal US Phase 3 melanoma trial

7 DELCATH SYSTEMS, INC
INDEPENDENT REVIEW COMMITTEE (IRC) ASSESSMENT -
UPDATED ANALYSIS (4 June 2012)
Hepatic progression-free survival (IRC)
Hazard ratio = 0.50
(95% CI 0.31 – 0.80)
P=0.0029
0                5                       10                     15 20 25                      30
Months
7.0
1.7
1.0
0.8
0.6
0.4
0.2
Proportion of patients surviving
5.3 mo
Intent-to-treat population
Chemosaturation (CS-PHP)
Best alternative care (BAC)
Positive Phase 3 Results – Primary Endpoint hPFS
CS-PHP Demonstrated 4x or 5.3 months Improvement in Primary Endpoint of hPFS
0.0

8 DELCATH SYSTEMS, INC
INVESTIGATOR ASSESSMENT -
UPDATED ANALYSIS (4 June 2012)
Overall progression-free survival (investigator)
Months
5.4
1.6
Proportion of patients surviving
Hazard ratio = 0.42
(95% CI 0.27– 0.64)
P<0.0001
3.8 mo
Intent-to-treat population
Chemosaturation (CS-PHP)
Best alternative care (BAC)
Positive Phase 3 Results – Overall PFS
CS-PHP also Demonstrated a Highly Statistically Significant Improvement in Overall PFS
1.0
0.8
0.6
0.4
0.2
0.0
0             5            10            15 20 25           30            35           40          45           50           55

9 DELCATH SYSTEMS, INC
TOTOL CS-PHP vs BAC ONLY
Proportion of subjects surviving
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
12 36 0
24
48
60
11.4
Total CS-PHP incl.
crossover
BAC only
Months
4.1
Intent-to-treat population
7.3 mo
Overall Survival – Exploratory Subset Analysis
Overall Survival Tail For CS-PHP Treated Patients

10 DELCATH SYSTEMS, INC
Phase 2 Multi-Histology NCI Trial – Summary
• Strong efficacy signals in mNET
o
42% objective Response Rate (ORR) vs ~10%
for approved targeted therapy
o
66% patients had hepatic tumor shrinkage and
durable disease stabilization
• Positive Signal in primary hepatic malignancies
(HCC and Cholangiocarcinoma) in 5 of 8 patients
• Similar safety profiles across tumor types

11 DELCATH SYSTEMS, INC
Phase 2 NCI Trial – Metastatic Neuroendocrine Cohort
Pre-CS
(Baseline)
Post-CS #2
(+4 Months)
Post-CS #1
(+6 Weeks)
Compelling Clinical Data in Attractive mNET Market
Phase 2 mNET Tumor Cohort  (n=24)*
Number (n)
Tumor Types
Pancreatic NET 13
Carcinoid tumor 3
Other NET 8
Response
Partial Response (PR) 10
Stable disease (SD) 6
Progressive disease 3
Not assessed or evaluable 5
Objective Response Rate 42%
Median Duration of Hepatic Response
Partial Response (n-10) 23.5 months
Partial Response/Stable Disease (n=16) 16.8 months
Hepatic Progression Free Survival (IIT n=24)
Median Hepatic PFS 16.8
Min/Max 2.1, 64.1
Overall Survival After CS
Median 31.9 months
Min/Max 2.4, 81.1
66%
disease
control

12 DELCATH SYSTEMS, INC
Phase 2 NCI Trial – Hepatobilliary Carcinoma Cohort
• Best hepatic tumor response by modified RECIST assessed by investigators
o
Partial response (PR) 1 patient
o
Stable disease (SD) 4 patients
o
Progressive disease 1 patient
o
Not assessed or evaluable 2 patients
• Median duration of response
o
hPR (N=1) 6.42 months
o
hPR/SD (N=5)  8.12 months
• Hepatic progression free survival (ITT N=8)
o
Median  5.60 months
o
Minimum, Maximum  2.7, 12.2 months
• Overall survival (ITT N=8)
o
Median  9.12 months
o
Minimum, Maximum  3.4, 20.5 months
• HCC is the most common primary cancer of the liver, with approximately 750,000* new cases diagnosed worldwide annually
• Intend to initiate new HCC trials with CHEMOSAT
Encouraging Positive Signal for Primary Liver Cancer
*Source: GLOBOCAN

13 DELCATH SYSTEMS, INC
•
Substantial clinical evidence of benefit of using ultra-high dose melphalan to treat mCRC via isolated hepatic perfusion (IHP)
procedure
o
Over 800 patients treated in 15 studies since 1998
o
Patients treated only once
o
Median response rate of ~50-60% and median OS of 17.4 – 24.8 mos1,2
• Delcath Phase 2 NCI Chemosaturation Trial – mCRC Cohort
o
Challenges enrolling at NCI due to competing FOLFOX & FOLFIRI trials
o
17 patients treated since 2004
o
Safety profile – expected and consistent with pivotal FDA Phase III melanoma trial
•
Intend to invest in new mCRC trials with CHEMOSAT Melphalan
Strong Rationale for Using CHEMOSAT with Melphalan to Treat mCRC
1) van Iersel LB, Gelderblom H, et al. Ann Oncol. 2008;19:1127-34
2) Alexander, HR, Barlett DL, et al. Ann Surg Oncol, 16:1852-9, 2009
Phase 2 NCI Trial – mCRC Cohort

14 DELCATH SYSTEMS, INC
Additional Clinical Data Generation
• Goals:
Expand US (CS-PHP: MEL) label indications beyond the
initial indication we are seeking
Generate robust clinical data to support commercialization
• FDA has accepted IND Amendment to include Gen 2 device in
Expanded Access Program (EAP), compassionate use (CU),
and all future clinical trials
• On track to initiate EAP to treat first patient
• Activate EU Registry to systematically collect data from
commercial experience
Establish CHEMOSAT as the Standard of Care (SOC) for Disease Control in the Liver

15 DELCATH SYSTEMS, INC
2013 Clinical Development Plan
• Planned 2013 studies, pending discussion with the FDA:
Hepatocellular carcinoma (HCC)
o
Global Phase 3 Randomized CHEMOSAT Melphalan vs. BSC for
Sorafenib Failure
Advanced colorectal cancer (CRC) with liver dominant metastasis
o
Global Phase 3 Randomized CHEMOSAT Melphalan vs.
Available Alternatives
Neuroendocrine tumor (NET) with liver dominant disease
o
Global Phase 3 Randomized CHEMOSAT Melphalan vs.
Available Alternatives
• Phase 2 studies in multiple indications: HCC, NET, CRC, melanoma
• Global Investigator-initiated trials (IITs) – opportunity-driven
Establish CHEMOSAT as the Standard of Care (SOC) for Disease Control in the Liver

16 DELCATH SYSTEMS, INC
CHEMOSAT - Potential Multi-Billion Dollar Global Market
8,708
6,563
4,085
8,212
7,202
33,966
19,861
33,953
52,143
5,585
7,671
99,749
0
25,000
50,000
75,000
100,000
125,000
150,000
175,000
200,000
USA EU APAC
$2.3 Billion Market Opportunity in 2013 with Pharmaceutical-Like Gross Margins
Sources: LEK Consulting, GLOBOCAN, Company estimates.
EU: Initial target countries of Germany, UK, Italy, France, Spain, Netherlands, Ireland.
APAC: Initial target countries of China, Japan, S. Korea, Taiwan, Australia.
Assumes 2.5 treatments per patient.
Assumes EU ASP of $15K; US ASP of $25K; APAC ASP of $5K.
55,389
$2.2 B
42,367
$2.6 B
189,943
$2.2 B
HCC
CRC
Melanoma
NET
$2.3B Initial Opportunity
• $100M Initial on-label
opportunity in Ocular
Melanoma in US*
• $2.2B multi-histology
opportunity in EU

17 DELCATH SYSTEMS, INC
Approved  (CE Mark Device)
NDA Filing Accepted by the FDA with PDUFA goal date of June 15, 2013
Application Submitted/ Planned – Mutual Recognition of European CE Mark
Global Commercialization Status
Addressing A Multi-Billion Dollar Global Market

18 DELCATH SYSTEMS, INC
CHEMOSAT: EU Launch Underway
• Marketing in target EU countries - Italy, Germany, France,
UK, Ireland, NL, Spain
• Training completed in key centers
o
Eight EU Clinical Sites activated in 2012
• EU clinicians using CHEMOSAT for a broad range of liver
metastases
o
Use includes: cutaneous melanoma, ocular melanoma, colorectal cancer (CRC), gastric cancer, breast cancer, neuroendocrine tumor
(NET), hepatocellular carcinoma (HCC) and Cholangiocarcinoma
• EU reimbursement gaining momentum
o
Italy – Reimbursement pathway established
o
Germany, UK – Reimbursement anticipated Q1 2013
Rapid expansion of EU Clinical and Commercial footprint expected for 2013

19 DELCATH SYSTEMS, INC
U.S. NDA Under Review
• PDUFA date: June 15, 2013
• Initial indication: unresectable metastatic ocular melanoma in the liver
o
Provides lowest risk pathway to FDA approval and fastest access
• NDA filing included:
o
Comprehensive set of additional data in a new FDA compliant
CDISC database
o
Gen 2 filter as part of the Chemistry, Manufacturing and Control
(CMC) module
• Oncology Drug Advisory Committee (ODAC) panel
expected May 2013
• Three meetings scheduled with FDA to discuss clinical
programs for planned label expansions in each of NET,
HCC,CRC

20 DELCATH SYSTEMS, INC
U.S. Commercialization Strategy
• Launch in Q4 2013 assuming approval on PDUFA date of June
15, 2013
• Initial commercial focus on centers that are active in the EAP or participated in the Phase 3 clinical trial
• Utilize active EAP hospitals as Centers of Excellence for training and support of new centers
• Intend to seek chemosaturation specific CPT reimbursement
code, based upon value proposition relative to other cancer
therapies
• Educate Medical Oncologists via Medical Science Liaison (MSL)
• Direct strategy to sell to hospital based Interventional
Radiologists and Surgeons
Participating EAP Centers Provide Immediate Commercial Footprint

21 DELCATH SYSTEMS, INC
Barriers to Entry
• Patent Protection
o
6 U.S. patents in force and 6 U.S. patent applications pending
o
9 foreign patents in force (with patent validity in 25 countries) and 14 foreign patent applications pending
o
Primary US device patent set to expire August 2016
o
Up to 5 years of patent extension post FDA approval
• Trade Secret Protection
o
Developed improved filter media via proprietary manufacturing processes
• FDA Protection
o
Orphan Drug Designation granted for melphalan in the treatment of ocular melanoma, cutaneous melanoma and metastatic neuroendocrine tumors, as well as for doxorubicin in the treatment of HCC
Provides 7 years of marketing exclusivity post FDA approval
o
Additional Orphan Drug applications to be filed for other drugs and indications, including melphalan for HCC and CRC
Multiple Levels of Protection

22 DELCATH SYSTEMS, INC
Financial Summary
Cash & Cash Equivalents: $28.3 million at September 30, 2012
ATM Program $21.5 million remaining as of November 2012
Committed Equity Financing
Facility (CEFF) Up to $35 million as of December 5, 2012
Working Capital Line of Credit: $20.0 million credit facility
Debt: None
Cash Spend:
$14.6 million in 3Q2012
Projected Q4 < $12 million
Shares Outstanding:
75.1 million (85.5 million fully diluted
¹
) as of
November 2012
1) Fully diluted includes an additional 4.8 million options and 5.6 million warrants
$80 Million in Available Resources to Execute Plan

23 DELCATH SYSTEMS, INC
Management: A Track Record of Success
Executive Title Prior Affiliation(s)
Years of
Experience
Eamonn Hobbs President and CEO AngioDynamics, E-Z-EM 32
Graham Miao, Ph.D. EVP & CFO
D&B, Pagoda Pharma, Schering-Plough,
Pharmacia, JP Morgan
23
Krishna Kandarpa, M.D.,
Ph.D.
CSO and EVP, R&D Harvard, MIT(HST), Cornell, UMass 33
Agustin Gago EVP, Global Sales AngioDynamics, E-Z-EM 31
Jennifer Simpson, Ph.D. EVP, Global Marketing
Eli Lilly (ImClone), Johnson & Johnson
(Ortho Biotech)
23
Peter Graham, J.D.
EVP, General Counsel &
Global Human Resources
Bracco, E-Z-EM 18
David McDonald EVP, Business Development AngioDynamics, RBC Capital Markets 30
John Purpura
EVP, Regulatory Affairs & Quality
Assurance
E-Z-EM, Sanofi-Aventis 29
Harold Mapes EVP, Global Operations AngioDynamics, Mallinckrodt 27
Gloria Lee, M.D., PH.D. EVP, Clinical  & Medical Affairs
Hoffmann-La Roche, Syndax
Pharmaceuticals, Inc.
21
Bill Appling SVP Medical Device R&D AngioDynamics 27
Dan Johnston, Ph.D. VP, Pharmaceutical R&D Pfizer, Wyeth 12

24 DELCATH SYSTEMS, INC
2012 Accomplishments
• First patients treated with CHEMOSAT Melphalan in
Europe in January
• Obtained CE Mark for Gen 2 CHEMOSAT Melphalan filter
in April
• Executed contract for MSL services in EU in 1Q 2012
(Quintiles was selected to support EU launch of
CHEMOSAT)
• Secured agreements with 14 leading cancer centers in EU
• 8 EU Clinical Sites Activated for commercial use
• US NDA submitted in August 2012
• US NDA accepted with PDUFA date of June 15, 2013
• Obtained CE Mark for CHEMOSAT Doxorubicin in October
• Interim reimbursement established in Italy in December

25 DELCATH SYSTEMS, INC
2013 Anticipated Milestones
• First patient enrolled in EAP - Q1 2013
• Secure interim reimbursement in Germany and UK - Q1 2013
• Submission for publications of Phase 3 data and mNET arm of Phase 2 data in
Q1 2013
• Initiate EU Registry - Q1 2013
• First commercial sale in APLA – Q2 2013
• ODAC Panel Meeting May 2013
• Receive NDA approval of Delcath’s chemosaturation system by PDUFA date of
June 15, 2013
• Commence Company’s first investigator initiated trial (IIT) – Q2 2013
• First patient enrolled in Company sponsored trial (CST) to expand indications –
Q4 2013
• US commercial launch of Delcath’s chemosaturation system – Q4 2013
• First patient enrolled in Taiwan HCC pivotal trial – Q4 2013
• Execute strategic partnership for China

26 DELCATH SYSTEMS, INC
A Compelling Investment Opportunity
• Commercial stage company focused on oncology
• CHEMOSAT provides a unique whole organ therapy for the liver
• CHEMOSAT system has demonstrated extension of progression
free survival (PFS)
• Addressing large unmet market need for cancer patients who usually die of liver failure
• EU commercial launch underway
• 2013 estimated addressable market opportunity of $2.3 billion
• Reimbursement in additional key EU markets expected in Q1
• U.S. NDA under review
• Expanding clinical data expected to broaden clinical use and US labeling
• Attractive financial model, $80 million in available resources and experienced management team to execute plan
.

© 2011 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED

28 DELCATH SYSTEMS, INC Appendices

29 DELCATH SYSTEMS, INC LIVER CANCER TREATMENT OPTIONS Appendix 1

30 DELCATH SYSTEMS, INC
Existing Liver Cancer Treatments Have Significant Limitations
The Problem
• Metastatic disease to the liver, brain or lungs is often the life-
limiting location of solid tumors
o
Often life-limiting or leads to withdrawal of systemic treatments in favor of palliative care
• Effective treatment for patients with liver-limited or dominant cancers remains a clinical challenge
o
Can be diffuse
o
Often not responsive to chemotherapy and radiation therapy
• Whole organ therapy creates a new option for patients in the management of liver dominant disease

31 DELCATH SYSTEMS, INC
Existing Liver Cancer Treatments Have Limitations
Unmet Medical Need Exists for More Effective Liver Cancer Treatments
Treatment Advantages Disadvantages
Systemic
– Non-invasive
– Repeatable
– Systemic toxicities
– Limited efficacy in liver
Regional
(e.g., Isolated Hepatic Perfusion)
– Therapeutic effect
– Targeted
– Invasive/limited repeatability
– Multiple treatments are
required but not possible
Focal
(e.g. surgery, radioembolization,
chemoembolization, radio
frequency ablation)
– Partial removal or
treatment of tumors
– Only 10% to 20% resectable
– Invasive and/or limited
repeatability
– Treatment is limited by tumor
size, number of lesions and
location
– Tumor revascularization
– Cannot treat diffuse disease

32 DELCATH SYSTEMS, INC
Diffuse Hepatic Metastases from Melanoma
• Diffuse disease in the liver is prevalent
• Effective treatment for patients with liver-limited or dominant cancers remains a clinical challenge
• Whole organ therapy creates a new option for patients in the management of liver dominant disease

33 DELCATH SYSTEMS, INC
Concentrating the Power of Chemotherapy for Disease Control in the Liver
Our Solution – Whole Organ-Focus Disease Control
• Our proprietary CHEMOSAT system isolates the liver
circulation, delivers an ultra-high concentration of
chemotherapy (melphalan) to the liver and filters most of the chemotherapy out of the blood prior to returning it to the patient
• The procedure typically takes approximately two hours to
complete and involves a team including the interventional
radiologist and perfusionist
• CHEMOSAT (Gen 2) has demonstrated minimal systemic
toxicities and impact to blood components in initial commercial use and may complement systemic therapy
•
CHEMOSAT has been used on approximately 200
patients to
date through clinical development and early commercial launch

34 DELCATH SYSTEMS, INC CHEMOSAT MARKET OPPORTUNITY BY DISEASE & TARGET COUNTRIES Appendix 2

Melanoma
10000
7500
5000
2500
0
United States
China
Germany
UK
Australia
Italy
France
Spain
Netherlands
Japan
Taiwan
South Korea

NET
30000
25000
20000
15000
10000
5000
0
China
United States
Japan
Germany
France
UK
Italy
South Korea
Spain
Taiwan
Australia
Netherlands

CRC
40000
30000
20000
10000
0
China
United States
Japan
Germany
Italy
France
UK
Spain
South Korea
Australia
Netherlands
Taiwan

HCC
100000
80000
60000
40000
20000
0
China
Japan
United States
South Korea
Italy
Taiwan
Germany
France
Spain
UK
Australia
Netherlands

35 DELCATH SYSTEMS, INC
• Europe – Largest near-term opportunity
• CRC – Largest opportunity worldwide
• Melanoma – Largest opportunity is in the US
• China – Largest opportunity for HCC
Market Opportunity by Disease (patients)
Market Opportunity defined as Total Potential
Market (TPM) for CHEMOSAT
®
1.Primary cancer incidence
2.Adjusted for predominant disease in the liver (primary or
metastatic cancer)
3.Adjusted for addressable patients via Delcath CHEMOSAT ®

36 DELCATH SYSTEMS, INC
Europe Market by Disease – Device Only
Germany
(Direct)
UK
(Direct)
France
(Indirect)
Italy
(Indirect)
Spain
(Indirect)
Netherlands
(Direct)
Ireland
(Direct)
Total
Potential
(patients)
Potential
Market
($ MM)
1,2,3
Total Potential Market #Patients
Ocular
Melanoma
404 297 295 285 197 79 19 1,576
$ 62
Cutaneous
Melanoma
1,625 994
753 801 360 379 73 4,987
$ 206
CRC
9,902 5,300
5,475 7,281 4,016 1,644 335 33,953
$1,339
HCC
(Primary)
1,637 720
1,514 2,597 1,087 82 35 7,671
$277
NET
1,783 1,336
1,353 1,299 974 360 98 7,202
$ 281
TOTAL 15,351 8,647 9,389 12,263 6,634 2,545 560 55,389 $ 2,166
Europe Presents Significant Potential Market Opportunity
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assumes 2.5 treatments per patient.
2) Assumes ASP of  ~$15K USD.
3) Assumes mix of direct sales and distributors.

37 DELCATH SYSTEMS, INC
US Market by Disease – Device and Drug Combination
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assume 2.5 treatments per patient.
2) Estimated ASP of $25K.
Liver Metastasis
Potential Market
# Patients
Potential Market
# Procedures
Potential Market
($MM)
1,2
Ocular
Melanoma
1,685 4,213 $ 105
Cutaneous
Melanoma
7,023 17,557 $ 439
CRC
19,861 49,653 $ 1,241
HCC (Primary)
5,586 13,964 $ 349
NET
8,212 20,530 $ 513
TOTAL 42,367 105,917 $ 2,648

38 DELCATH SYSTEMS, INC
APAC Market by Disease
China
(Device)
S. Korea
(Device)
Japan
(Device)
Taiwan
(Device)
Australia
(Device)
Total
Potential
(patients)
Potential
Market
($MM)
1,2
Total Potential Market  #Patients
HCC
(Primary)
85,780 3,258 8,296 2,152 263 99,749 $ 1,156
Other
CRC
31,127 3,245 14,298 1,441 2,031
52,143
$ 642
NET
29,197 1,048 2,759 500 462
33,966
$ 393
Ocular
Melanoma
1,765 66 175 31 96
2,134
$ 25
Cutaneous
Melanoma
382 43 136 246 1,144
1,951
$ 23
OTHER
TOTAL
62,472 4,403 17,368 2,218 3,733 90,194 $ 1,083
TOTAL 148,104 7,661 25,665 4,370 3,996 189,943 $ 2,239
APAC Target Markets Represent Over $2 Billion Potential Market Opportunity
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assume 2.5 treatments per patient.
2) Estimated ASP of ~$5K.

39 DELCATH SYSTEMS, INC HIGH-DOSE MELPHALAN HISTORY AND RATIONALE Appendix 3

Authors	Technique	N	Tumor	Drug(s)	ORR, %	Median OS, months
Grover et al. 2004	IHP	13	NET	Melphalan ± TNF	50	48
Noter et al. 2004	IHP	8	Ocular melanoma	Melphalan	50	10
Alexander et al. 2000	IHP	22	Ocular melanoma	Melphalan ± TNF	62	11
Alexander et al. 2003	IHP	29	Ocular melanoma	Melphalan	62	12
Alexander et al. 2009	IHP	120	Colorectal	Melphalan ± TNF, TNF	61	17
van Iersel et al. 2008	IHP	154	Colorectal	Melphalan	50	25
van Iersel et al. 2010	IHP	99	Colorectal	Melphalan	–	25
Verhoef et al. 2008	PHP	24	Various	Melphalan	62	–

40 DELCATH SYSTEMS, INC
The Evidence for Melphalan
Melphalan, an established chemotherapy agent, is proven active at high doses with broad antitumor activity
8. Verhoef C, et al. Ann Surg Oncol 15:1367-74
7. Van Iersel LB, et al. Ann Oncol 2010;21:1662-7
6. Van Iersel LB, et al. Ann Oncol 2008;19:1127-34
5. Alexander HR Jr, et al. Ann Surg Oncol 2009;16:1852-9
4. Alexander HR Jr, et al. Clin Cancer Res 2003;9:6343-9
3. Alexander HR Jr, et al. Clin Cancer Res 2000;6:3062-70
2. Noter SL, et al. Melanoma Res 2004;14:67-72
1. Grover AC, et al. Surgery 2004;136:1176-82

41 DELCATH SYSTEMS, INC
Melphalan Dosing & Background
• Well understood, dose dependent, tumor preferential, alkylating cytotoxic agent that demonstrates little to no hepatic toxicity
• Manageable systemic toxicities associated with Neutropenia and
Thrombocytopenia
•
Drug dosing 12x higher than FDA-approved dose via systemic IV chemotherapy
•
Dose delivered to tumor is over 100x higher than that of systemic IV chemotherapy
Type Dosing (mg/kg)
Multiple Myeloma (label) 0.25
Chemoembolization 0.62
Surgical Isolated Hepatic Perfusion (IHP) 1.50
Myeloablation 2.50-3.50
Chemosaturation (PHP) 3.00
An Established Drug for Liver Cancer Therapy

Cancer Origin (Cell lines)	Apoptosis Induction (uM)
Thyroid (2)	2.54
Ovarian (1)	4.31
Melanoma (5)	4.53
CNS (4)	6.40
Sarcoma (5)	6.68
Head and Neck (2)	6.78
Bladder (5)	9.50
Colon (5)	15.12
Cervix (3)	15.16
Cholangiocarcinoma (1)	16.00
Prostate (2)	17.55
Pancreas (4)	25.00
Primary Liver (4)	25.04
Lung (5)	28.60
Breast (5)	31.82
Kidney (5)	35.30
Uterus (1)	44.60

Melphalan Sensitivity- Apoptosis Induction
Conc. (uM) for Apoptosis Induction
200
150
100
50
0
Thyroid
Ovarian
Melanoma
CNS
Sarcoma
Head and Neck
Bladder
Colon
Cervix
Cholangiocarcinoma
Prostate
Pancreas
Primary Liver
Lung
Breast
Kidney
Uterus
Systemic IV Dosing
CHEMOSAT
Tissue of Origin of Cancer Cell Lines
Melphalan Conc. Achieved

42 DELCATH SYSTEMS, INC Melphalan Sensitivity: In Vitro Tumor Cell Lines Study We Believe CHEMOSAT Will Be Effective On a Wide Range of Solid Tumors 192 uM

43 DELCATH SYSTEMS, INC PHASE 3 TRIAL Appendix 4

44 DELCATH SYSTEMS, INC
Phase III Clinical Trial Design
Randomized to CS
93 patients: ocular
or cutaneous melanoma
Best Alternative Care (BAC)
Investigator and patient decision
(any and all treatments)
CS/Melphalan
Treat every 4 weeks x 4 rounds
(responders can receive up to 6 rounds)
Cross-over
Primary Trial Endpoint
•
Statistically significant difference in Hepatic Progression
Free Survival (“hPFS”): p < 0.05 (IRC)
• Over 80% of Oncologic drugs approved by FDA between
2005 – 2007 on endpoints other than overall survival
Modeled hPFS for Trial Success:
7.73 months (CS)
vs.
4 months (BAC)
Secondary Trial Endpoints
• Investigator hPFS
• Hepatic objective response rate
• Overall objective response rate
• Overall Survival – Diluted by Cross Over
• SAP calls for analysis of various patient subsets
Pre-CS (Baseline) Post-CS (22+ Months)
Hepatic Response – Metastatic Melanoma
Fully Powered, 93 Patient, Randomized, Multi-Center NCI Led Study
CS = Chemosaturation (CHEMOSAT)

45 DELCATH SYSTEMS, INC
Positive Phase 3 Results
•
Primary endpoint (hPFS by IRC) exceeded, p value = 0.0029, hazard ratio of 0.50 as of June, 2012
o CS/PHP median hepatic progression free survival (hPFS) was 4-fold of control, or 5.3 months improvement
o CS/PHP achieved a median hPFS of 7.0 months vs 1.7 months for BAC control
o 75% overall clinical benefit (CR + PR + SD)
• Secondary endpoints consistent with primary endpoints
o CS/PHP achieved a median overall PFS of 5.4 months vs. 1.6 months for BAC
o OS – No difference demonstrated due to heavy crossover from BAC to CS/PHP
o
Median OS 10.6 months vs. 10.0 months for CS/PHP and BAC respectively
• OS exploratory analyses supportive of key observations
o Median overall survival of 11.4 months for all patients treated with melphalan, including crossover
o BAC patients did not cross-over to CS/PHP had a median survival of 4.1 months
o 7 CS/PHP-treated and 3 BAC-only patients still alive as of 6/2012
• Gen 1 Safety profile – consistent with currently approved labeling for melphalan
o 30-day deaths on PHP: 3/44 patients (6.8%)
1 Neutropenic Sepsis (2.3%); 1 Hepatic Failure 2.5% (95% tumor burden); 1 gastric perforation
o 30-day deaths on BAC: 3/49 patients (6.1%)
Trial Outcomes Favorable and Consistent with Special Protocol Assessment

46 DELCATH SYSTEMS, INC PUBLISHED PHASE 1 / 2 STUDIES OF DOXORUBICIN WITH CS-PHP Appendix 5

47 DELCATH SYSTEMS, INC
Phase 1 & 2 Studies of PHP-Doxorubicin For HCC
Delivered Safely in Multiple Studies with Promising Response Rates
No. of
pts
No. of
PHP/
pt
Disease stage
(tumor diameter)
Treatment
Median  survival
(mo) Response Rates Reference
HCC
(n=79)
CHM
(n=23)
1–4
1–2
IV A: n=66
IV B: n=13
All multiple bilobar
Extrahepatic disease in 52%
Doxorubicin 60 –150 mg/m
Cisplatin 50–150 mg/m
2
Mitomycin C 50–200 mg/m
2
16
13
HCC pts
RR 64.5%
5-year survival 20.3%
Kobe
1
Phase I/II
HCC
(n=11)
1–3 Mean 9.5 cm Doxorubicin 60 –120 mg/m
2
6.5
13 (responders)
2 (non-responders)
RR 20%
MDACC
Phase I
HCC
(n=5)
CHM
(n=8)
Other
(n=8)
2–4 Extrahepatic disease in 17%
Doxorubicin 50 –120 mg/m
5-FU 1000–5000 mg/m 2
NR RR 22%
Yale
Phase I
HCC
(n=7)
Other
(n=11)
1–10 NR Doxorubicin 90 –120 mg/m
23 (responders)
8 (non-responders)
RR 58%
Yale 4
Phase I
1) Ku Y et al. Chir Gastroenterol 2003;19:370–376.
2) Curley SA et al. Ann Surg Oncol 1994;1:389–99.
3) Ravikumar TS et al. J Clin Oncol 1994;12:2723–36.
4) Hwu WJ et al. Oncol Res 1999;11:529–37.
2
2
2
2
3

48 DELCATH SYSTEMS, INC PRODUCT DEVELOPMENT PIPELINE Appendix 6

49 DELCATH SYSTEMS, INC
Product Development Pipeline
• Orphan Drug - Ocular
Melanoma liver mets
• Proprietary drug-melphalan &
CHEMOSAT System
• All liver cancers – melphalan
• Classified as Medical Device
• 3
rd
party melphalan
• Gen 2 melphalan CE Mark
• Doxorubicin system CE Mark
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
and brain)
• mNET, mCRC and HCC
indications
Initial Opportunity Near Term (< 5 years) Intermediate Term (> 5 years)
• mCRC and HCC clinical trials
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
and brain)
• CHEMOSAT Melphalan in
Taiwan and Japan
• CHEMOSAT Doxorubicin in
China and South Korea
• 3
rd
party doxorubicin
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
and brain)
• CHEMOSAT Melphalan in
Australia, New Zealand, and
Hong Kong
• 3
rd
party melphalan
Development Aligned to Address Significant Market Opportunity

50 DELCATH SYSTEMS, INC
CHEMOSAT System for Doxorubicin – CE Mark
• Satisfied all of the requirements to affix the CE Mark to Hepatic
CHEMOSAT Delivery System device for intra-hepatic arterial delivery and extracorporeal filtration of doxorubicin in October, 2012
o
Provides a pathway for regulatory approval in China and S. Korea
• Provides basis for partnership opportunities in China and S. Korea where doxorubicin has a broad label for multiple tumor types
• Multiple published Phase I/II studies from MD Anderson Cancer Center and Yale with percutaneous hepatic perfusion (PHP) and Kobe
University using doxorubicin show promising response rates for HCC*
• Plan to use CHEMOSAT Doxorubicin in Asia Phase III
2L
HCC
trials
Addressing the Large HCC Market Opportunity in China

51 DELCATH SYSTEMS, INC NON US/EU REGULATORY UPDATE Appendix 7

52 DELCATH SYSTEMS, INC
International Strategy beyond EU and US
• Leverage CE Mark to obtain reciprocal regulatory approvals for CHEMOSAT
System in other international markets
o
Obtained approval for Gen 2 CHEMOSAT System with melphalan in Australia
• International regulatory submissions status:
Application submitted and expected approvals in
Hong Kong - 2013
Canada - 2013
Singapore - 2013
Argentina - 2013
Brazil - 2014
Intend to submit applications
S. Korea (CHEMOSAT Doxorubicin)
Mexico
China (CHEMOSAT Doxorubicin)
Taiwan
Russia
India
Japan
Israel
• Utilize 3
rd
party melphalan and doxorubicin available to physicians
Combination of Strategic Partnerships and Specialty Distributors

53 DELCATH SYSTEMS, INC CHEMOSAT CENTERS Appendix 8

• Entered training and marketing agreements with leading cancer centers in Europe
o
Milan, Italy – European Institute of Oncology (IEO)
o
Frankfurt, Germany – Johann Wolfgang Goethe-Universität (JWG)
o
Kiel, Germany – Universitätsklinikum Schleswig-Holstein
o
Villejuif, France – Cancer Institute Gustave Roussy (IGR)
o
Barcelona, Spain – El Hospital Quiron
o
Naples, Italy – Instituto Nazionale Tumori Fondazione "G. Pascale"
o
Amsterdam, The Netherlands – Netherlands Cancer Institute-Antoni van Leeuwenhoek Hospital
o
Erlangen, Germany – University Hospital of Erlangen
o
Pamplona, Spain – Clinica Universidad de Navarra
o
Bordeaux, France – Hôpital Saint-André (St Andre)
o
Galway, Ireland – University Hospital Galway (UHG)
o
Leiden, The Netherlands – Leiden University Medical Center
o
Southampton, United Kingdom – Southampton University Hospital (SUH)
o
Göttingen, Germany - University Medical Center Göttingen (UMG)
o
Varese, Italy – Varese University Hospital (VUH)
• Training completed and patients treated at IEO, JWG, IGR, St Andre, UHG, SUH, UMG, VUH
CHEMOSAT Centers in Europe
54 DELCATH SYSTEMS, INC
• Liver metastases from cutaneous melanoma, ocular melanoma, gastric cancer, breast cancer, neuroendocrine tumor (NET), hepatocellular carcinoma (HCC) and Cholangiocarcinoma